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                                                                    EXHIBIT 10.1



                 SECOND AMENDMENT dated as of November 9, 1998 (this "Amendment"), to the Credit Agreement, dated as of September 29, 1998 (as
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       amended, supplemented or otherwise modified from time to time, the
       "Credit Agreement"), among PSINET, INC., a corporation organized under
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       the laws of the State of New York (the "Borrower"), the several banks and
                                               --------
       other financial institutions and entities from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as administrative
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       agent (the "Administrative Agent") for the Lenders, Fleet National Bank,
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       as syndication agent for the Lenders, and The Bank of New York as documentation agent for the Lenders.

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Capitalized terms used and not defined herein
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shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.  Amendments to the Credit Agreement.
              -----------------------------------

          (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "1998 High Yield Notes" in its entirety and substituting therefor the following definition:

               "'1998 High Yield Notes' means the high yield notes (which notes
                 ---------------------
          may be issued under one or more indentures and on one or more dates) issued by the Borrower in November 1998 on substantially the terms described in the Preliminary Offering Memorandum dated October 27, 1998, which do not
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          mature in whole or part, and in respect of which no regularly scheduled amortization of principal is required, earlier than the date which is six months subsequent to the Maturity Date, including the Indebtedness represented thereby and refinancings of such Indebtedness; provided that (i) any such refinancing Indebtedness shall not have a greater outstanding principal amount, an earlier maturity date, or a decreased weighted average life than the 1998 High Yield Notes refinanced and (ii) the proceeds of such refinancing Indebtedness shall be used solely to repay the 1998 High Yield Notes refinanced thereby and fees and expenses in connection therewith.".

          (b) Section 6.01 of the Credit Agreement is hereby amended by deleting the number "$300,000,000" from subsection 6.01(xii) thereof and substituting "$350,000,000" therefor.

          (c)  Section 6.05 of the Credit Agreement is hereby amended by:

          (i) deleting subsection (c) thereof in its entirety and substituting therefor the following:

               "(c) Investments by the Borrower or its Subsidiaries in the capital stock or Indebtedness of the Subsidiaries or in the capital stock or equity interests or Indebtedness of any joint venture or other Person entered into by the Borrower or its Subsidiaries;
          provided that (i) certificates or promissory notes, if any, representing equity or partnership interests or Indebtedness of such Subsidiary, joint venture or other Person held by a Loan Party as a result thereof shall be delivered pursuant to the Pledge Agreement (subject to the limitations applicable to common stock of a Foreign Subsidiary referred to in Section 5.13 and provided that if the
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          aggregate principal amount of Indebtedness of such Subsidiary, joint venture or other Person to the Borrower or its Subsidiaries is less than $1,000,000, the promissory note or notes evidencing such Indebtedness need not be pledged)
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          and (ii) such Investments (other than Investments in Loan Parties) may not exceed $50,000,000 in the aggregate, except that Investments, in addition to such $50,000,000, in Foreign Subsidiaries may be made by the Borrower or its Subsidiaries in an amount not to exceed
          $50,000,000 in the aggregate;"; and

          (ii) deleting subsection (e) thereof in its entirety and substituting therefor:

               "(e) Loans, advances, Guarantees or other Indebtedness made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary; provided that any such loans and advances made by a Loan Party after the Effective Date shall (within 30 days thereafter) be evidenced by a promissory note pledged pursuant to the Pledge Agreement; and provided further, that the Borrower shall not, and shall cause the Subsidiaries not to, make loans, advances, Guarantees or other Indebtedness to any Subsidiary (except as permitted by clause (ii) of the proviso in subsection 6.05(c)) to the extent the Borrower has not delivered, or caused to be delivered (to the extent permitted by applicable law in the case of pledges by Foreign Subsidiaries), to the Collateral Agent the certificates representing 100% of the equity or partnership interests of such Subsidiary (or, in the case of any Foreign Subsidiary, certificates representing 65% of the equity or partnership interests of such Foreign Subsidiary excluding directors' qualifying shares);".

          (d) Section 6.08 of the Credit Agreement is hereby amended by inserting after the word "indenture" in the first parenthetical thereof the words "or indentures".

          3.  No Other Amendments; Confirmation.  Except as expressly amended,
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waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
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          4.  Representations and Warranties.  The Borrower hereby represents
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and warrants to the Administrative Agent and the Lenders as of the date hereof as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          5.  Effectiveness.  This Amendment shall become effective only upon
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the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Required Lenders; and

          (b) Prior to or contemporaneously with each closing of the issuance and sale by the Borrower of the 1998 High Yield Notes, all outstanding Revolving Loans shall have been Prepaid in full.

          6.   Expenses.  The Borrower agrees to reimburse the Administrative
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Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.
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          7.  Governing Law; Counterparts.  (a) This Amendment and the rights
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and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                         PSINET INC.

                           by
                              /s/ Edward D. Postal
                              --------------------
                              Name:  Edward D. Postal
                              Title:  Senior Vice President
                                      and Chief Financial Oficer


                         THE CHASE MANHATTAN BANK, individually
                         and as Administrative Agent,

                           by
                              /s/ Mitchell J. Gervis
                              ----------------------
                              Name:  Mitchell J. Gervis
                              Title:  Vice President


                         FLEET NATIONAL BANK,
                         individually and as Syndication Agent,

                           by
                              /s/ Daniel G. Head, Jr.
                              -----------------------
                              Name:  Daniel G. Head, Jr.
                              Title:  Senior Vice President


                         THE BANK OF NEW YORK,
                         individually and as Documentation
                         Agent,

                           by
                              /s/ Gerry Granovsky
                              -------------------
                              Name:  Gerry Granovsky
                              Title:  Vice President